UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 4, 2006

                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-13279                95-4647021
 (State or other jurisdiction     (Commission file number)      (I.R.S. Employer
       of incorporation)                                         Identification
                                                                     Number)

                   6001 36th Avenue West
                    Everett, Washington
                      www.intermec.com                            98203-1264
 (Address of principal executive offices and internet site)       (Zip Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Conditions

On October 4, 2006, Intermec, Inc. issued a press release announcing revised revenue guidance for the quarter ended October 1, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number            Description
------            -----------
99.1              Press release issued by Intermec, Inc. dated October 4, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Intermec, Inc.
                                     (Registrant)



Date: October 4, 2006                By:  /s/ Lanny H. Michael
                                          ------------------------------
                                              Lanny H. Michael
                                              Senior Vice President and
                                              Chief Financial Officer